AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Global Bond Portfolio

Supplement dated February 8, 2018 to the Summary Prospectuses and Prospectuses dated May 1, 2017 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of AB VPS Global Bond Portfolio (the “Portfolio”).

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) held on February 6-7, 2018, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 20, 2018 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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